UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2007

TRUE TEMPER SPORTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-72343	52-2112620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 Tournament Drive
Suite 200
Memphis, Tennessee 38125
(Address of Principal Executive Offices, including Zip Code)

Telephone: (901) 746-2000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 19, 2007, True Temper Sports, Inc. (the “Company”) announced the departure of Fred Geyer, its Senior Vice President and Chief Operating Officer.  In its continuing effort to streamline global operations, the Company currently has no plans to replace the Chief Operating Officer position.  Mr. Geyer’s responsibilities have been assumed by other executives within the Company, including Scott Hennessy, its Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

True Temper Sports, Inc

Date: February 23, 2007	By	/s/ Scott C. Hennessy
Name: Scott C. Hennessy
	Its:	President and Chief Executive Officer

Date: February 23, 2007	By:	/s/ Jason A. Jenne
Name: Jason A. Jenne
	Its:	Vice President, Chief Financial Officer
and Treasurer